Other Operating Gains (Losses), Net	12 Months Ended
Dec. 31, 2021
Disclosure of other operating income (expense) [text block] [Abstract]
OTHER OPERATING GAINS (LOSSES), NET

8. OTHER OPERATING GAINS (LOSSES), NET

For the years ended December 31,	2021	2020	2019
Loss on disposal of assets	$(848)	$(215)	$(862)
C-band clearing proceeds	108,463	—	—
Other operating gains (losses), net	$107,615	$(215)	$(862)

C-Band Clearing Proceeds

In 2020, the United States Federal Communications Commission adopted a Report and Order in connection with the clearing of a 300 MHz band of C-Band downlink spectrum between 3,700 and 4,000 MHz by December 5, 2025 to support the deployment of terrestrial 5G services in the United States (“Report and Order”).

The Report and Order included a provision for an accelerated version of the C-Band spectrum clearing deadlines as follows:

•        Phase I: to clear 120 megahertz (3.7 – 3.82 Ghz) by December 5, 2021; and

•        Phase II: to clear remaining 180 megahertz (3.82 – 4.0 Ghz) by December 5, 2023.

The Report and Order also provided for reimbursement of reasonable relocation costs to those who are able to meet the deadline of December 5, 2025.

In May 2020, Telesat Canada officially committed to the accelerated version of the C-Band clearing program and is expected to receive a total of US$344.4 million (US$84.8 million for Phase 1 and US$259.6 for Phase 2), as accelerated payments.

An amount of $108.5 million (US$84.8 million) was recognized during the year ended December 31, 2021, relating to Phase I accelerated clearing of the C-band spectrum. Of this balance, $42.9 million was received in 2021 with the remaining payment received in early 2022.